Supplement to the
Fidelity Flex℠ Funds
October 30, 2017
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity Flex℠ Short-Term bond Fund found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Potenza as of October 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	7	39
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$17,977	$26,853	$14,445
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex℠ Short-Term Bond Fund ($5 (in millions) assets managed).

As of October 31, 2017, the dollar range of shares of Fidelity Flex℠ Short-Term Bond Fund beneficially owned by Mr.Potenza was none.

ZSB-ZCDB-17-01 1.9887033.100	December 15, 2017